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                                                                       Exhibit 1


                             JOINT FILING AGREEMENT


         The undersigned hereby agree to make joint filings of Form 13D with the U.S. Securities and Exchange Commission with respect to their beneficial ownership of the common stock, par value $0.001 per share, of Ventures-National Incorporated, d/b/a Titan General Holdings, including all amendments thereto.


Date:    September 30, 2002


                                        /s/ David M. Marks
                                        -----------------------------------
                                        DAVID M. MARKS


                                        IRREVOCABLE CHILDREN'S TRUST

                                        By: /s/ David M. Marks
                                            -------------------------------
                                        Name:  David M. Marks
                                        Title:  Trustee


                                        SVPC PARTNERS, LLC,
                                        by Irrevocable Children's Trust, Member

                                        By: /s/ David M. Marks
                                            -------------------------------
                                        Name:  David M. Marks
                                        Title:  Trustee


                                        PHOENIX BUSINESS TRUST

                                        By: /s/ David M. Marks
                                            -------------------------------
                                        Name:  David M. Marks
                                        Title: Trustee


                                        FOREST HOME INVESTORS I, LLC
                                        By Irrevocable Children's Trust, Member

                                        By: /s/ David M. Marks
                                            -------------------------------
                                        Name:  David M. Marks
                                        Title: Trustee


                                        OHIO INVESTORS OF WISCONSIN LLC
                                        By Irrevocable Children's Trust, Member

                                        By: /s/ David  Marks
                                            -------------------------------
                                        Name:  David Marks
                                        Title:  Trustee